Shareholder Letter Q4 2023 JO B Y A V IA T IO N FE B R U A RY 2 1, 2 02 4 JO B YA V IA T IO N .C O M

AT A GLANCE Exclusivity in Dubai We signed a definitive agreement with the government of Dubai that grants Joby exclusive rights to operate air taxis in the Emirate for six years. The agreement includes financial support and identifies a regulatory pathway to enable early operations. New York City Piloted Flight The iconic Downtown Manhattan Heliport served as the base for the first ever electric air taxi flight in New York City. The flight was part of a press conference hosted by Mayor Eric Adams, where he announced the city’s plan to electrify the heliport. Preparing for Operations We worked with the FAA to complete precision landing tests, worked with NASA to simulate airspace management and received our Part 145 Repair Station Certificate from the FAA. Certification and Testing With Stage 3 complete and all of our certification plans accepted, our focus is now on completing for-credit testing with the FAA. We successfully completed 30 for-credit pathfinder tests during the quarter. We now have four conforming manufacturing lines established. STRONG FINANCIAL FOUNDATION At the end of the fourth quarter of 2023, we had $1.0 billion in cash and short-term investments. Net cash used in operating activities and purchases of property, plant and equipment totaled $91 million in the fourth quarter. For the full year, cash used in operating activities and purchases of property, plant and equipment totaled $344 million. NET LOSS Net loss of $115 million reflected a loss on operations of $128 million, partly offset by interest and other income of $13 million. Operating expenses primarily reflected costs to support certification and manufacturing of prototype aircraft, parts and test articles. ADJUSTED EBITDA Adjusted EBITDA loss of $96 million largely reflected our operating expenses excluding depreciation, amortization and stock-based compensation. Q4 2023 Highlights Joby AviationQ4 2023 Shareholder Letter February 21, 2024 2

Exclusivity in Dubai


WORLD
GOVERNMENTS
SUMMIT

WE SIGNED a definitive agreement with Dubai's Road and Transport Authority (RTA) to launch air taxi services in the Emirate. The agreement, signed in the presence of His Highness Sheikh Mohammed bin Rashid Al Maktoum, UAE Vice President, Prime Minister and Ruler of Dubai, provides Joby with the exclusive right to operate air taxis in Dubai for six years, and will position Dubai as a world leader in the adoption of this technology.

The agreement includes financial mechanisms for early and maturing service operations in Dubai and identifies a regulatory approach that may enable operations ahead of receiving FAA type certification, as early as 2025.

We also signed an additional agreement with Skyports Infrastructure, who will fund, develop and operate four initial vertiport sites across Dubai, featuring Joby's Global Electric Aviation Charging System ("GEACS").

To support our aim of making the transition to clean flight as rapidly as possible, we made the specifications for our GEACS universal charging interface freely available to our industry and announced agreements with Nomura Real Estate Development, Clay Lacy, Atlantic Aviation and Helo Holdings, Inc., to bring our technology to key sites across the New York, Los Angeles and Tokyo regions.


RTA
Joby


DUBAI
aerial taxi

Q4 2023 Shareholder Letter February 21, 2024 Joby Aviation 3

THE ICONIC DOWNTOWN HELIPORT in Manhattan served as the base for the first ever electric air taxi flight in New York City, which we completed as part of a press conference hosted by Mayor Eric Adams to announce the proposed electrification of the heliport. The flight, flown by a pilot onboard, was Joby’s first in an urban setting and demonstrated the ability of our aircraft to significantly reduce the impact of helicopter noise thanks to its low acoustic footprint. We expect New York to be one of our early launch markets and are working closely with the Port Authority of New York and New Jersey and the New York City Economic Development Corporation (EDC) as we plan for initial operations, including the development of infrastructure at John F. Kennedy International Airport (JFK) and LaGuardia International Airport (LGA). In October 2023, we hosted a fireside chat with Delta Air Lines CEO Ed Bastian, and our strong partnership with Delta continues to play an important role in activating cornerstone markets like New York City. “Our vision for the Downtown Manhattan Heliport will create the world’s first heliport with infrastructure for electric-powered aircraft and put this public asset to work for New Yorkers as a hub for sustainable transportation.” New York City Mayor Eric Adams New York City Piloted Flight Joby AviationQ4 2023 Shareholder Letter February 21, 2024 4

Preparing for Operations Joby AviationQ4 2023 Shareholder Letter February 21, 2024 5 OBSERVED BY MEMBERS of the FAA’s Office of Airports, three Joby pilots completed 31 flights onboard the Joby aircraft across two days in January, bringing our total flights with a pilot on board to more than 100. The test campaign demonstrated our aircraft’s landing accuracy and precision to help inform the FAA’s design guidance for vertiports. In partnership with NASA, we completed a series of air traffic simulations in the complex airspace near Dallas-Fort Worth (DFW). Simulating scenarios with dozens of air taxis aloft simultaneously, we were able to demonstrate the feasibility of bringing air taxi operations to busy airports — alongside existing airport traffic — using the tools available to air traffic controllers today. During the simulation, air traffic controllers were able to integrate up to 120 eVTOL operations per hour — arrivals and departures — from DFW Airport’s central terminal area. This exercise is a remarkable proof point as we prepare for operations in markets around the world. Last month, we received our Part 145 Repair Station Certificate from the FAA. As part of our vertically- integrated approach to bringing our revolutionary aircraft to market, this approval lays the foundation for us to carry out maintenance, repair, and overhaul services for our future fleet and demonstrates the maturity of our preparations for commercial operations.

Certification and Testing

WITH STAGE 3 of the FAA certification process complete, we now have an approved path to certifying every aspect of our aircraft program. This includes the structural, mechanical, and electrical systems of our aircraft, as well as software, noise, cybersecurity, and human factors.

This quarter, we completed 30 "for-credit" tests, covering material and flight electronics qualification. These "path-finder" materials and devices were chosen to validate our testing methods and processes before we expand our for-credit testing effort more broadly across our aircraft's equipment, structures, and systems.

We continue to scale our manufacturing in Marina, CA, to support for-credit testing and early operations, with one aircraft currently in final assembly, two more in production, and parts for further aircraft and testing being fabricated as well. We now have four conforming manufacturing lines, which include the inspection and quality management systems necessary to produce and verify conforming aircraft parts.

In 2023, we completed nearly 400 flight tests across four sites, generating valuable data in support of our certification program.

DATA AS OF FEBRUARY 15, 2024


STAGE 1
Certification Basis
JOBY
100%
FAA
100%
STAGE 2
Means of Compliance
97%
97%
STAGE 3
Certification Plans
100%
100%
STAGE 4
Testing & Analysis
24%
9%
STAGE 5
Show & Verify
1%
0%

Percentage completion may fluctuate mildly through the course of certification as documents are edited and resubmitted. Data as of 2/15/2024. It is typical for a small portion of the Means of Compliance to remain open in order to address minor design changes and improvements that may occur later in the process. We therefore consider the second stage essentially complete.

Q4 2023 Shareholder Letter February 21, 2024 Joby Aviation 6

Fourth Quarter 2023 Financial Summary IN THE FOURTH QUARTER OF 2023, our net loss of $115.1 million reflected a net operating loss of $128.2 million and other income of $13.2 million. In the fourth quarter, we recognized revenue for the first time totaling $1.0 million, reflecting early flight services provided to the Department of Defense. Operating expenses for the quarter totaled $129.3 million and reflected costs to support our certification and manufacturing of our aircraft. Expenses included stock- based compensation of $23.9 million and depreciation and amortization of $8.1 million. Other income largely reflected interest and other income of $12.9 million. Net loss in the fourth quarter of 2023 reflected a $48.2 million increase compared with the net loss in the fourth quarter of 2022. The higher net loss compared with 2022 primarily reflected higher operating expenses of $27.9 million, a lower favorable revaluation of warrants and earnout shares of $25.6 million, partly offset by higher interest and other income of $4.8 million and revenue of $1.0 million. Higher operating expenses reflected growth in our organization, support for certification, and increased purchases of prototype parts for manufacturing, testing and certification. Compared with the third quarter of 2023, our fourth quarter net loss was $116.6 million below the net income reported in the prior quarter. Other income was $116.6 million lower than the prior quarter primarily reflecting a lower favorable revaluation gain on our warrants and earnout shares in the third quarter of 2023 totaling $115.8 million. Operating expenses in the fourth quarter of 2023 were about equal to the third quarter reflecting increased staffing and expenses to support certification and manufacturing largely offset by lower expenses associated with stock- based compensation programs. Adjusted EBITDA in the fourth quarter of 2023 was a loss of $96.2 million, primarily reflecting employee costs associated with the development, certification and manufacturing of the aircraft. The adjusted EBITDA loss was $18.6 million higher than in the fourth quarter of 2022 and $3.1 million higher than the prior quarter. Adjusted EBITDA is a non-GAAP metric that excludes the loss from the revaluation of our derivative liabilities, stock-based compensation expense, depreciation and amortization, interest income and expense, income from equity-method investments, and other non-operating costs. Please see the section titled “Non-GAAP Financial Measures” for a reconciliation of Net Income to Adjusted EBITDA. We ended the fourth quarter of 2023 with $1.0 billion in cash, cash equivalents, and investments in marketable securities. Net cash used in operating activities and purchases of property and equipment totaled $91.2 million in the fourth quarter of 2023. For the full year of 2023, net cash used in operating activities and purchases of property and equipment totaled $344.4 million. Joby AviationQ4 2023 Shareholder Letter February 21, 2024 7 OUR PRIORITY IN 2024 will be progressing the certification and manufacturing of our aircraft. We expect to increase our focus on commercialization as we prepare to enter commercial service in 2025. During the year, we plan to extend our flight exhibition series to additional key markets and expand our engagement with the Department of Defense by committing at least two more aircraft as part of our existing contract. We also expect to begin component manufacturing in Dayton, Ohio, and to break ground on expanding our low-volume manufacturing plant in Marina, California. We estimate that our use of cash, cash equivalents and short-term investments during 2024 will range between $440 – $470 million. 2024 Outlook

Consolidated Statement of Operations JOBY AVIATION, INC. AND SUBSIDIARIES Unaudited (in thousands, except share and per share data) 2023 2022 2023 2022 Revenue: Flight services 1,032 — 1,032 — Operating expenses: Flight services 200 — 200 — Research and development 102,123 76,135 367,049 296,281 Selling, general and administrative 26,951 25,222 105,877 95,922 Total operating expenses 129,274 101,357 473,126 392,203 Loss from operations (128,242) (101,357) (472,094) (392,203) Interest and other income, net 12,867 8,116 45,561 16,787 Income from equity method investment — 424 — 19,463 Gain/(loss) from change in fair value of warrants and earnout shares 293 25,930 (86,378) 98,002 Total other income (loss), net 13,160 34,470 (40,817) 134,252 Loss before income taxes (115,082) (66,887) (512,911) (257,951) Income tax expense 21 57 139 92 Net loss (115,103) (66,944) (513,050) (258,043) Net loss per share, basic and diluted (0.17) (0.11) (0.79) (0.44) Weighted-average common shares outstanding, basic and diluted 676,155,677 597,662,438 647,907,598 585,544,043 Three months ended December 31 Year ended December 31 $ $ $ $ $ $ $ $ $ $ $ $ Joby AviationQ4 2023 Shareholder Letter February 21, 2024 8

Consolidated Balance Sheets JOBY AVIATION, INC. AND SUBSIDIARIES Unaudited (in thousands) DECEMBER 31, 2023 DECEMBER 31, 2022 ASSETS Current assets: Cash and cash equivalents 204,017 146,101 Short-term investments 828,233 910,692 Total cash, cash equivalents and short-term investments 1,032,250 1,056,793 Short-term restricted cash — 3,204 Other receivables 4,659 4,021 Prepaid expenses and other current assets 18,842 20,160 Total current assets 1,055,751 1,084,178 Property and equipment, net 103,430 92,103 Operating lease right-of-use assets 28,286 25,149 Restricted cash 762 762 Intangible assets 6,585 12,581 Goodwill 14,011 14,011 Other non-current assets 60,610 64,200 Total assets 1,269,435 1,292,984 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Accounts payable 3,006 7,710 Operating lease liabilities, current portion 4,312 3,710 Accrued and other current liabilities 37,818 18,783 Total current liabilities 45,136 30,203 Operating lease liabilities, net of current portion 26,349 23,613 Warrant liability 62,936 28,783 Earnout shares liability 95,969 44,055 Other non-current liabilities 4,683 1,589 Total liabilities 235,073 128,243 Commitments and contincencies Stockholders’ equity: Preferred stock — — Common stock 70 61 Additional paid-in capital 2,282,475 1,908,179 Accumulated deficit (1,247,703) (734,653) Accumulated other comprehensive loss (480) (8,846) Total stockholders’ equity 1,034,362 1,164,741 Total liabilities and stockholders’ equity 1,269,435 1,292,984 $ $ $ $ $ $ $ $ Joby AviationQ4 2023 Shareholder Letter February 21, 2024 9

Consolidated Statement of Cash Flows JOBY AVIATION, INC. AND SUBSIDIARIES Unaudited (in thousands) 2023 2022 CASH FLOWS FROM OPERATING ACTIVITIES Net loss (513,050) (258,043) Reconciliation of net loss to net cash used in operating activities: Depreciation and amortization expense 30,493 23,995 Stock-based compensation expense 93,636 69,072 (Gain)/loss from change in the fair value of warrants and earnout shares 86,378 (98,002) Income from equity method investment — (19,463) Net accretion of investments in marketable debt securities (20,202) (5,237) Changes in operating assets and liabilities Other receivables and prepaid expenses and other current assets (573) (1,823) Other non-current assets 309 20,016 Accounts payable and accrued and other liabilities 6,442 10,884 Non-current liabilities 2,736 22,676 Net cash used in operating activities (313,831) (235,925) CASH FLOWS FROM INVESTING ACTIVITIES Purchase of marketable securities (809,978) (1,358,953) Proceeds from sales and maturities of marketable securities 920,879 788,761 Purchases of property and equipment (30,597) (54,890) Acquisitions, net of cash — (5,707) Net cash provided by (used in) investing activities 80,304 (630,789) CASH FLOWS FROM FINANCING ACTIVITIES Proceeds from issuance of common stock in private placement, net 280,110 60,060 Proceeds from the issuance of common stock under the Employee Stock Purchase Plan 6,918 — Proceeds from the exercise of stock options and warrants issuance 2,055 1,437 Repayments of tenant improvement loan and obligations under finance lease (844) (1,041) Net cash provided by financing activities 288,239 60,456 Net change in cash, cash equivalents and restricted cash 54,712 (806,258) Cash, cash equivalents and restricted cash, at the beginning of the year 150,067 956,325 Cash, cash equivalents and restricted cash, at the end of the year 204,779 150,067 RECONCILIATION OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH TO CONDENSED CONSOLIDATED BALANCE SHEETS Cash and cash equivalents 204,017 146,101 Restricted cash 762 3,966 Cash, cash equivalents and restricted cash 204,779 150,067 $ $ $ $ $ $ $ $ Year ended December 31 Joby AviationQ4 2023 Shareholder Letter February 21, 2024 10

Non-GAAP Financial Measures ADJUSTED EBITDA is a non-GAAP measure of operating performance that is included to communicate the financial performance of activities associated with core operations that support the development, manufacturing and commercialization of the Joby aircraft. Adjusted EBITDA is defined as net income (loss) before interest income, interest expense, income tax expense (benefit), depreciation and amortization expense, stock-based compensation expense, income from equity-method investments unrelated to core operations, impact from revaluation of non-operating derivative liabilities, and other income or costs which are not directly related to ongoing core operations. We believe Adjusted EBITDA, when read in conjunction with our GAAP financials, provides investors and management with a useful measure for the evaluation of our operating results and a basis for comparing our core, ongoing operations from period to period. Because Adjusted EBITDA is not a measure of performance or liquidity calculated in accordance with GAAP, it should not be considered more meaningful than or as a substitute for net income (loss) as an indicator of our operating performance. Adjusted EBITDA may not be directly comparable to similarly titled measures provided by other companies due to potential differences in methods of calculation. From time to time, we may modify the nature of the adjustments we make to arrive at Adjusted EBITDA. A reconciliation of Adjusted EBITDA to net income is as follows: JOBY AVIATION, INC. AND SUBSIDIARIES Unaudited (in thousands) 2023 2022 2023 2022 Net loss (115,103) (66,944) (513,050) (258,043) Income tax expense 21 57 139 92 Loss before income taxes (115,082) (66,887) (512,911) (257,951) Interest and other income, net (12,867) (8,116) (45,561) (16,787) Income from equity method investment — (424) — (19,463) (Gain)/loss from change in the fair value of warrants and earnout shares (293) (25,930) 86,378 (98,002) Loss from operations (128,242) (101,357) (472,094) (392,203) Stock-based compensation expense 23,889 17,167 93,636 69,072 Depreciation and amortization expense 8,141 6,573 30,493 23,995 Adjusted EBITDA (96,212) (77,617) (347,965) (299,136) Three months ended December 31 Year ended December 31 $ $$ $ $ $$ $ Joby AviationQ4 2023 Shareholder Letter February 21, 2024 11

Upcoming Events Today’s Webcast Details Q4 2023 FINANCIAL RESULTS WEBCAST The Company will host a webcast and conference call at 5:00pm ET (2:00pm PT) on Wednesday, February 21, 2024. The webcast will be publicly available in the Financial Results section of the company’s investor website: ir.jobyaviation.com. BAIRD 2024 VEHICLE TECHNOLOGY & MOBILITY CONFERENCE RAYMOND JAMES & ASSOCIATES’ 45TH ANNUAL INSTITUTIONAL INVESTORS CONFERENCE J.P. MORGAN INDUSTRIALS CONFERENCE Joby AviationQ4 2023 Shareholder Letter February 21, 2024 12

Forward-Looking Statements THIS SHAREHOLDER LETTER CONTAINS “forward-look- ing statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the development and performance of our aircraft; the growth of our manufacturing capabilities, including the size, capacity, potential production volumes, planned investments, and avail- able incentives and grants and the timing of our planned man- ufacturing facility in Dayton, Ohio and our ongoing plans for our facilities in California; our regulatory outlook, progress and timing, including our expectation to start commercial passen- ger service in 2025; expected benefits of our contract with the Department of Defense, including the timing and location of potential aircraft deliveries; our business plan, objectives, goals and market opportunity in the U.S. and foreign markets; our planned operations in Dubai, including our expectation to start commercial passenger service in Dubai as early as 2025, the number and potential location of vertiport sites and our path to certification in the UAE; initial target markets; plans for, and potential benefits of, our strategic partnerships; and our current expectations relating to our business, financial condition, results of operations, prospects, capital needs and growth of our operations, including the expected benefits of our vertically-integrated business model and our expected cash usage for fiscal year 2024. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate”, “esti- mate”, “expect”, “project”, “plan”, “intend”, “believe”, “may”, “will”, “should”, “can have”, “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. All forward looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including: our ability to launch our aerial ridesharing service and the growth of the urban air mobility market generally; our ability to produce aircraft that meet our performance expectations in the volumes and on the time- lines that we project, and our ability to launch our service; formal approval of state and local incentives, permitting and other legal and regulatory matters as customarily accompany such investment projects; complexities related to obtaining certification and operating in foreign markets; the competitive environment in which we operate; our future capital needs; permitting and other legal and regulatory matters related to our manufacturing sites; our ability to adequately protect and enforce our intellectual property rights; our ability to effective- ly respond to evolving regulations and standards relating to our aircraft; our reliance on third-party suppliers and service partners; uncertainties related to our estimates of the size of the market for our service and future revenue opportunities; and other important factors discussed in the section titled “Risk Factors” in our Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2023, and in future filings and other reports we file with or furnish to the SEC. Any such forward-looking statements represent management’s estimates and beliefs as of the date of this shareholder letter. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. CONTACT DETAILS Investors: investors@jobyaviation.com Media: press@jobyaviation.com Joby AviationQ4 2023 Shareholder Letter February 21, 2024 13